UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

Jernigan Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36892	47-1978772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1395 Brickell Avenue, Miami, Florida	33131
(Address of Principal Executive Offices)	(Zip Code)

(305) 381-9696

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2015, Jernigan Capital, Inc. (the “Company”) selected John A. Good as the President and Chief Operating Officer, effective after June 15, 2015. It is also expected that, upon assuming his role of President and Chief Operating Officer, Mr. Good will be appointed to the Company’s board of directors. Mr. Good also will serve as President and Chief Operating Officer of JCAP Advisors, LLC, the external manager of the Company (the “Manager”).

Mr. Good, age 57, is currently a corporate and securities partner and co-head of the real estate investment trust (“REIT”) practice group at Morrison & Foerster LLP, a global law firm, where he has served since October 2013. From May 1999 until October 2013, Mr. Good was a corporate and securities partner and head of the REIT practice at Bass, Berry & Sims PLC. Mr. Good is expected to contribute to the Company’s board of directors legal and REIT industry expertise, substantial financial services and capital markets expertise, as well as demonstrated leadership abilities.

The Company does not intend to pay any cash compensation to Mr. Good for his service as an executive officer. Mr. Good will be compensated by the Manager, which receives management fees and reimbursement of certain expenses pursuant to the Management Agreement dated as of April 1, 2015 between the Manager and the Company. As an officer and director of the Company, Mr. Good may receive equity awards pursuant to the Company’s 2015 Equity Incentive Plan.

Item 7.01	Regulation FD Disclosure

On May 27, 2015, the Company issued a press release announcing that the board of directors has selected John A. Good to become its President and Chief Operating Officer, effective on or around June 30, 2015. The press release is attached hereto as Exhibit 99.1.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

This Form 8-K, including the press release, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date that they are made, and the Company undertakes no obligation to update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Jernigan Capital, Inc., dated May 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2015
Jernigan Capital, Inc.

	By:	/s/ Gregory W. Ward
Name: Gregory W. Ward
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Jernigan Capital, Inc., dated May 27, 2015.